UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2018

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Introduction

This Current Report on Form 8-K is being filed in connection with the modification of the previously announced merger transactions: (i) the merger of Hartman Short Term Income Properties XIX, Inc. (“Hartman XIX”) with and into Hartman Short Term Income Properties XX, Inc. (the “Company”) pursuant to the XIX Merger Agreement (the “XIX Merger Agreement”) and (ii) the merger of Hartman Income REIT, Inc. (HIREIT) with and into the Company pursuant to the HIREIT Merger Agreement (the “HIREIT Merger Agreement,” and together with the XIX Merger Agreement, the “Merger Agreements”).

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 1, 2018, Hartman Short Term Income Properties XX, Inc. (the “Company”) through its special purpose finance subsidiary, Hartman SPE, LLC ("SPE LLC"), as borrower, and Goldman Sachs Mortgage Company ("GS"), as lender, entered into a term loan agreement (the "Loan Agreement") (GS, in its capacity as lender, together with any other lender institutions that may become parties thereto, "Lender"). Pursuant to the Loan Agreement, the Lender made a term loan to SPE LLC in the principal amount of $259,000,000 (the "Loan").

Contemporaneously therewith, the Company together with its affiliates Hartman Income REIT, Inc. (“HIREIT”), Hartman Short Term Income Properties XIX, Inc. (“Hartman XIX”) and Hartman vREIT XXI, Inc. (“vREIT XXI”), contributed a total of 39 commercial real estate properties ("Properties") to SPE, LLC, a recently formed Delaware limited liability company, subject to the mortgage indebtedness encumbering the Properties, in exchange for membership interests in SPE LLC. Proceeds of the Loan were immediately used to extinguish the existing mortgage indebtedness encumbering the Properties.

The manager (“Manager”) of SPE LLC is Hartman SPE Management, LLC. The Company is the sole member of Hartman SPE Management LLC.

The Company contributed 13 commercial real estate properties, including its 51.2% interest in Three Forest Plaza, to SPE LLC with an appraised value of $181,034,000 and subject to outstanding mortgage indebtedness as of the closing date of $76,290,000. The Company holds a 32.74% interest in SPE LLC.

Hartman XIX contributed nine commercial real estate properties to SPE LLC with an appraised value of $129,090,000 and subject to outstanding mortgage indebtedness as of the closing date of $44,401,000. Hartman XIX holds a 26.99% interest in SPE LLC.

HIREIT contributed 17 commercial real estate properties to SPE LLC with an appraised value of $184,140,000 and subject to outstanding mortgage indebtedness as of the closing date of $76,290.000. HIREIT holds a 34.38% interest in SPE LLC.

vREIT XXI contributed its 48.8% interest in Three Forest Plaza, which vREIT XXI owns in a joint venture arrangement with the Company. The net asset value of the Three Forest Plaza minority interest is $18,486,000. vREIT XXI holds a 5.89% interest in SPE LLC.

The term of the Loan is five years, comprised of an initial two-year term with three one-year extension options. Each extension option shall be subject to certain conditions precedent including (i) no default then outstanding, (ii) 30 days prior written notice, (iii) the properties must have a specified in-place net operating income debt yield and (iv) purchase of an interest rate cap as described below for the exercised option term or terms.

The outstanding principal of the Loan will bear interest at the one-month LIBOR rate plus 1.80%. As a condition to the funding of the Loan, SPE LLC has entered into an interest rate cap arrangement with SMBC Capital Markets, Inc. that caps LIBOR at 3.75% during the initial term of the Loan.

The Loan Agreement contains various customary covenants, including but not limited to financial covenants, covenants requiring monthly deposits in respect of certain property costs, such as taxes, insurance, tenant improvements, and leasing commissions, covenants imposing restrictions on indebtedness and liens, and restrictions on investments and participation in other asset disposition, merger or business combination or dissolution transactions.

The Loan Agreement is secured by, among other things, mortgages on the Properties. The Company, HIREIT and Hartman XIX, entered into a guaranty agreement in favor of GS (the "Guaranty Agreement"), whereby each guarantor unconditionally guaranties the full and timely performance of the obligations set forth in the Loan Agreement and all other loan documents, including the payment of all indebtedness and obligations due under the Loan Agreement.

The descriptions of the Loan Agreement and the Guaranty Agreement in this Current Report on Form 8-K are summaries and are subject to and qualified in their entirety by the terms of the Loan Agreement and the Guaranty Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information discussed under Item 1.01 of this Current Report on Form 8-K under the heading Term Loan Agreement is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation.

The information discussed under Item 1.01 of this Current Report on Form 8-K under the heading Term Loan Agreement is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit	Description
10.1
Loan Agreement dated October 1, 2018 between GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as lender (together with its successors and assigns, including any lawful holder of any portion of the Indebtedness, as hereinafter defined, “Lender”), and Hartman SPE, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, “Borrower”).

10.2
Guaranty executed as of October 1, 2018 by Hartman Income REIT, Inc., a Maryland corporation, Hartman Short Term Properties, XIX, Inc., a Texas corporation, and Hartman Short Term Properties XX, Inc., a Maryland corporation (collectively, jointly and severally, together with any permitted successors and assigns, “Guarantor”), for the benefit of Goldman Sachs Mortgage Company (together with its successors and assigns, “Lender”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

Date: October 5, 2018	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer